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                     SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT

   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

   Date of Report (Date of earliest event reported):  September 29, 1999.

                     FLYCAST COMMUNICATIONS CORPORATION
           (Exact name of registrant as specified in its charter)

          DELAWARE                   00025467                   77-0431028
      (State or other          (Commission File Number)       (IRS Employer
jurisdiction of incorporation)                             Identification No.)


                             181 FREMONT STREET
                      SAN FRANCISCO, CALIFORNIA  94105
                   --------------------------------------
                   Address of principal executive offices

                               (415) 977-1000
                   --------------------------------------
             Registrant's telephone number, including area code

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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

     On September 29, 1999, CMGI, Inc., a Delaware corporation ("CMGI"), agreed to acquire Flycast Communications Corporation, a Delaware corporation ("Flycast"), through a merger of Fremont Corporation, a Delaware corporation and a wholly owned subsidiary of CMGI (the "Transitory Subsidiary") with and into Flycast, as a result of which the stockholders of Flycast will become stockholders of CMGI. Under the terms of the agreement, CMGI will issue .4738 shares for every share of Flycast held on the closing date of the transaction. The close of the merger, expected in January 2000, is subject to customary conditions, including formal approval by Flycast stockholders. A copy of the Agreement and Plan of Merger, by and among CMGI, Flycast and Transitory Subsidiary, dated September 29, 1999, is attached hereto as Exhibit 2.1.

     In connection with the merger, CMGI and Flycast also entered into a Stock Option Agreement, whereby Flycast granted CMGI an option to purchase up to 3,036,750 shares of common stock at a cash purchase price equal to $47.53 per share; provided, however, that the number of shares issuable to CMGI shall not exceed 19.9% of the outstanding shares of Flycast common stock. The option may be exercised by CMGI in the event that the merger is terminated under certain circumstances. A copy of the Stock Option Agreement, by and among CMGI and Flycast, dated September 29, 1999, is attached hereto as Exhibit 2.2.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a) It is impracticable for the registrant to provide the required financial statements for the business acquired at the time of filing this report, but the registrant will file such required financial statements, if required pursuant to this item and Rule 3-05(b) of Regulation S-X, by amendment to this report as soon as practicable, but not later than sixty days after this report was required to be filed initially.

         (c) Exhibits.

    2.1 Agreement and Plan of Merger by and among CMGI, Inc., Fremont Corporation and Flycast Communications Corporation dated September 29, 1999.

    2.2 Stock Option Agreement by and among CMGI, Inc. and Flycast Communications Corporation dated September 29, 1999.

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                                  SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    FLYCAST COMMUNICATIONS CORPORATION


                                    /s/ Thomas L. Marcus
                                    --------------------
                                    Thomas L. Marcus, Executive Vice President
                                    of Finance, Administration and Corporate
                                    Development

                                    Date:  October 12, 1999

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                              INDEX TO EXHIBITS

 Exhibit Number                        Description
 --------------    -----------------------------------------------------------
      2.1          Agreement and Plan of Merger by and among CMGI, Inc.,
                   Fremont Corporation and Flycast Communications Corporation dated September 29, 1999.

      2.2 Stock Option Agreement by and among CMGI, Inc. and Flycast Communications Corporation dated September 29, 1999.

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